Exhibit 10.22

AMENDMENT

TO SUBSCRIPTION AGREEMENT

THIS AMENDMENT TO SUBSCRIPTION AGREEMENT (this “Amendment”) is dated December 23, 2024, and amends that certain Subscription Agreement (the “Agreement”) dated November 1, 2024 by and between TIAN RUIXIANG Holdings Ltd., a Cayman Islands company (the “Company”) and Xu Sheng Investors Co., Ltd, a British Virgin Islands company. Xu Sheng Investors Co., Ltd is hereinafter referred to as the “Subscriber”. The Subscriber and the Company are hereinafter sometimes collectively referred to as the “Parties”.

WITNESSETH THAT:

WHEREAS, the Parties desire to enter into this Amendment upon the terms and conditions set forth herein for purposes of amending the terms of the Agreement;

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound hereby, the Parties agree that the Agreement is hereby amended as follows:

Section 1.         Definitions.    All undefined capitalized terms herein shall have the same meaning as they are defined in the Agreement.

Section 2.         Amendments.

2.1	The paragraphs 1.1 and 1.4 under the Section 1 of the Agreement is hereby replaced in its entirety as follows:

“1.	PURCHASE AND SALE OF CLASS A ORDINARY SHARES, AND RELEVANT RIGHTS.

1.	A 类普通股的购买和销售，以及相关权益

1.1 Purchase and Sale of Class A Ordinary Shares. Subject to the terms and conditions set forth herein, the Company is offering to the Subscriber the number of class A ordinary shares of the Company, par value $0.025 per share (each, a “Class A Ordinary Share”, and collectively, the “Class A Ordinary Shares” or “Shares”), set forth on the signature page herein, for a total purchase price of $460,100 (the “Purchase Price”).

1.1 A 类普通股的购买和销售。受制于本协议中的条款和条件，公司向认购人邀约销售一定数量的票面价值$0.025 美元的公司A 类普通股（以下称“A 类普通股”, 或“股票”）, 向认购人邀约销售的A 类普通股具体数量见本协议的签字页。A 类普通股的总购买价格为460,100 美元（总称为“购买价格”）。

1.4 Right to Purchase Additional Shares. After the Closing, the Subscriber shall be entitled to purchase up to 248,200 additional Class A Ordinary Shares from the Company at a per share price of $1.852, for a total Purchase Price of up to $460,100, pursuant to an agreement which shall be in customary form reasonably acceptable to the parties. The Subscriber may exercise this right only if the market price of the Company’s Class A Ordinary Shares on the exercise date is not lower than the Purchase Price. This right shall terminate on the 3-year anniversary of the Execution Date.

1.4 购买额外股票权利。在交割之后，认购人应有权根据双方合理接受的惯常形式的协议从公司以不超过460,100 美元的总金额额外购买不超过248,200 股A 类普通股，每股价格1.852 美元。该购买额外股票的权利应于签署日3 周年时终止。”

Section 3.         Remaining Terms. In all other respects, the terms, covenants and conditions set forth in the Agreement shall remain in full force and effect, and are incorporated by this reference herein.

Section 4.         Amendments. The Agreement and this Amendment may not be further modified, amended or altered without the written agreement of the Parties hereto. To the extent of any inconsistency between this Amendment and the Agreement, this Amendment shall control.

Section 5.         Captions. The headings and captions used in this Amendment are for convenience only and shall not be deemed part of the subject matter nor used to interpret or construe any provision hereof.

Section 6.         Counterparts. A facsimile or electronic signature shall be deemed an original. This Amendment may be executed in counterparts, which, when taken together, shall have the same effect as though the Parties signed a single signature page.

Section 7.         Binding Nature. This Amendment shall inure to the benefit of, and be binding upon, the Parties hereto and their respective successors and permitted assigns.

Section 8.         Governing Law. Notwithstanding the place where this Amendment may be executed by any of the Parties hereto, the Parties expressly agree that all terms and provisions hereof shall be construed in accordance with and governed by the laws of the New York, without regard to conflict of laws principles.

[balance of page intentionally left blank – signature pages follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed on their behalf by their duly authorized representatives, as of the day and year first above written.

TIAN RUIXIANG Holdings Ltd.

By:
Name:
Title:

TIAN RUIXIANG HOLDINGS LTD.

SUBSCRIBER SIGNATURE PAGE TO

THE AMENDMENT TO SUBSCRIPTION AGREEMENT

The Subscriber hereby elects to purchase 248,200 Class A Ordinary Shares at a per share price of $1.852 for a total Purchase Price of $460,100.

Date (NOTE: To be completed by the Subscriber): December 23, 2024

Xu Sheng Investors Co., Ltd
Name of the Subscriber	Identification Number Co

British Virgin Islands
Name: Sheng Xu	Jurisdiction of Organization
Title: Director

No. 714, Building 207 Jixiangli, Chaoyang, District Beijing
Date	Address